UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 7, 2019

NATIONAL HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-12629 (Commission File Number)	36-4128138 (IRS Employer Identification No.)

200 Vesey Street, 25th Floor, New York, NY 10281

(Address of Principal Executive Offices)

(212) 417-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) of National Holdings Corporation (the “Company”) held on March 7, 2019, the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s 2013 Omnibus Incentive Plan, as amended (the “Plan”), to increase the number of shares of the Company’s common stock authorized for issuance under the Plan by 900,000 shares and to make certain additional changes to the terms of the Plan. The Company’s Board of Directors (the “Board”) had previously approved the Amendment, subject to such stockholder approval.

A summary of the material terms of the Plan, as amended and restated, is set forth under the heading “Summary of the 2013 Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on February 25, 2019 (the “Proxy Statement”), a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. This summary and the above description of the Amendment do not purport to be complete and are qualified in their entirety by reference to the complete text of the Plan, as amended and restated, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting, the Company’s stockholders voted on the following proposals:

1. The following nominees were elected to the Board as Class II directors for terms expiring at the 2022 Annual Meeting of Stockholders.

	For	Withheld	Broker Non-Votes
Barbara Creagh	5,759,140	4,680,521	0
Daniel Hume	5,636,716	4,802,945	0
Nassos Michas	5,745,248	4,694,413	0

Following the 2019 Annual Meeting, Jeff Gary and Michael A. Mullen, having terms expiring in 2020, and Robert B. Fagenson and Michael E. Singer, having terms expiring in 2021, continued in office.

2. The Amendment to increase the number of shares of the Company’s common stock authorized for issuance under the Plan by 900,000 shares, and make certain additional changes to the terms of the Plan, was approved.

For:	5,564,106
Against:	4,859,552
Abstain:	16,003
Broker Non-Votes:	0

3. A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

For:	5,667,705
Against:	4,752,369
Abstain:	19,587
Broker Non-Votes:	0

4. The stockholders recommended, in a non-binding, advisory vote, that future advisory votes on the compensation of the Company’s named executive officers be held every year.

Every 1 Year:	5,205,143
Every 2 Years:	5,188,333
Every 3 Years:	45,138
Abstain:	1,047
Broker Non-Votes:	0

5. The appointment of BDO USA, LLP as the independent registered public accounting firm for the Company for the fiscal year ended September 30, 2019 was ratified.

For:	10,438,653
Against:	2
Abstain:	1,006

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Description

99.1

Summary of Material Terms of the 2013 Omnibus Incentive Plan (excerpted from pages 38 through 43 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on February 25, 2019).

99.2

2013 Omnibus Incentive Plan, as Amended and Restated (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on February 25, 2019).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2019	NATIONAL HOLDINGS CORPORATION (Registrant)

	By:	/s/ Michael A. Mullen
	Name:	Michael A. Mullen
	Title:	Chief Executive Officer